UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2024

IRADIMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of principal executive offices)	(Zip Code)

(407) 677-8022

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Capital Market

Item 1.01Entry into a Material Definitive Agreement.

On May 29, 2024, IRADIMED CORPORATION, a Delaware corporation (the “Company”), entered into that certain Amendment to Susi, LLC Lease Agreement (the “Lease Amendment”) with SUSI, LLC, a Florida limited liability company(the “Landlord”), controlled by the Company’s President, Chief Executive Officer, and Chairman of the Board, Roger Susi, which amended that certain Susi, LLC Lease Agreement (the “Lease”), dated as of January 17, 2014, related to the Company’s manufacturing and headquarters facility in Winter Springs, Florida (the “Premises”).

Under the Lease Amendment, the term of the Lease was extended an additional one year and now expires on May 31, 2025 (the “Lease Extension”). Subject to prior written notice to the Landlord given not later than 30 days prior to the expiration of the Lease, the Company may remain in possession of the Premises on a month-to-month basis, for an aggregate period not to exceed six months (the “Monthly Tenancy”).  The Monthly Tenancy automatically will continue on a monthly basis for each successive month following expiration of the Lease Extension, and will terminate on the earlier of (a) the last day of the calendar month designated in the Company’s written notice to the Landlord terminating the Monthly Tenancy, given at least 15 days prior to the designated termination date, and (b) November 30, 2025.

Pursuant to the terms of the Lease Amendment, the monthly base rent will be $34,133, adjusted annually for changes in the consumer price index. Under the terms of the Lease, the Company is responsible for insurance and maintenance expenses.

The foregoing description of the Lease Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Lease Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

99.1	Amendment to Susi, LLC Lease Agreement, dated May 29, 2024, by and between IRADIMED CORPORATION and SUSI, LLC.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRADIMED CORPORATION

Date: June 3, 2024

	By:	/s/John Glenn
	Name:	John Glenn
	Title:	Chief Financial Officer